U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             SCHEDULE 14A INFORMATION

                     PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                          SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14(a)-6(e)(2))
[X  ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12


                            WORLD AM COMMUNICATIOINS, INC.
                    (Name of Small Business Issuer in its charter)
                    ____________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[  ]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:
_____________________________________________________________________

2.  Aggregate number of securities to which transaction applies:
_____________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________________

4.  Proposed aggregate offering price:
_____________________________________________________________________

5.  Total fee paid:
_____________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1.  Amount previously paid:
_____________________________________________________________________

   2.  Form, schedule, or registration statement number:
_____________________________________________________________________

   3.  Filing party:
_____________________________________________________________________

   4.  Date filed:
_____________________________________________________________________

Notes:

                      World Am Communications, Inc.
                     1400 West 122nd Avenue, Suite 104
                       Westminster, Colorado 80234

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON FRIDAY, JANUARY 30, 2004

     Notice is hereby given that the Annual Meeting of shareholders of World Am Communications, Inc., a Nevada corporation ("Company"), will be held on Friday, January 30, 2004, at the SPA Resort, 100 North Indian Canyon Drive, Palm Springs, California 92263 at 10:00 a.m. (PST) for the following purposes:

1. To elect the following four (4) nominees as Directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified: James
Alexander, Al Youngs, Willis J. Kollars, and Thomas E. Ferneau;

2. To approve the appointment of Michael Johnson & Co., L.L.C. as the Company's independent auditors for the fiscal year commencing on January 1, 2004;

3. To consider on any other matter that properly may come before the meeting or any adjournment thereof.

Shareholders of record as the close of business on December 19, 2003 are entitled to vote at the meeting or any postponement or adjournment thereof.

     Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. Copies of the Company's Annual Report for its fiscal year ended December 31, 2002 and for the quarter ended on September 30, 2003 will be provided on request or you may obtain a copy online from the Securities and Exchange Commission Website at www.sec.gov. ("Search for Company Filings").

By order of the Board of Directors
December 19, 2003


/s/  Willis J. Kollars
Willis J. Kollars, Corporate Secretary


                                  PROXY STATEMENT

                           World Am Communications, Inc.
                         1400 West 122nd Avenue, Suite 104
                           Westminster, Colorado 80234

     This Proxy Statement is being furnished to shareholders at the direction and on behalf of the Board of Directors of World Am Communications, Inc., a Nevada corporation ("Company"), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held on Friday, January 30, 2003, at the SPA Resort, Palm Springs, California at 10:00 a.m. (PST). The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person or by submitting a later dated proxy. Neither attendance at the meeting nor voting at the meeting will revoke the proxy. A revocation that is not timely received will not be taken into account, and the original proxy will be counted.

     Shareholder proposals must be submitted to the Company not later than December 19, 2004, in order to be included in those matters considered at the next Annual Meeting of the Company to be held in January 2005. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about January 9, 2004.

                              VOTING SECURITIES

     The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on December 19, 2003. On such date, the Company had issued and outstanding 417,745,899 shares of $0.0001 par value common stock. Each share is entitled to one vote per share on any matter that may properly come before the meeting, and there are no cumulative voting right on any shares. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted.

     All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting. Pursuant to applicable Nevada law, there are no dissenter's rights relating to the matters to be voted on.

                               STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of December 19, 2003 (417,745,899 issued and outstanding) by (i) all stockholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all directors and executive officers of the Company, individually and as a group:

Title of Class    Name and Address              Amount of      Percent of
                   of Beneficial               Beneficial        Class
                     Owner (1)                 Ownership (2)

Common Stock     James H. Alexander             8,700,001 (3)     2.08%
                 1400 West 122nd Avenue
                 Suite 104
                 Westminster, Colorado  80234

Common Stock     Thomas E. Ferneau              2,068,000         0.49%
                 1400 West 122nd Avenue
                 Suite 104
                 Westminster, Colorado  80234

Common Stock     Willis J. Kollars                200,000         0.05%
                 1400 West 122nd Avenue
                 Suite 104
                 Westminster, Colorado  80234

Common Stock     Al Youngs                              0         0.00%
                 1400 West 122nd Avenue
                 Suite 104
                 Westminster, Colorado  80234

Common Stock     Executive officers as a       10,968,001         2.63%
                 group Shares of
                 all directors and
                 (4 persons)

(1) Each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.
(2) None of these security holders has the right to acquire any amount of the shares within sixty days from options, warrants, rights, conversion privilege, or similar obligations.

                          ELECTION ELECTION OF DIRECTORS
                               EXECUTIVE OFFICERS

     The Company's board of directors is currently composed of four members. The names, ages, and respective positions of the directors and executive officers of the Company are set forth below. The directors named below will serve until the next annual meeting of the Company's stockholders or until their successors are duly elected and have qualified. Officers will hold their positions at the will of the board of directors, absent any employment agreement. There are
no   arrangements, agreements or understandings between non-
management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of the Company's affairs. The directors and executive officers of the Company are not a party to any material pending legal proceedings and, to the best of their knowledge, no such action by or against them has been threatened.

Officers and Directors.

(a)  James H. Alexander, President/Chief Executive Officer/Director.

     Mr. Alexander, age 65, has been President and Chief Executive Officer of the Company since February 18, 2000, the date that Isotec, Inc. became a wholly owned subsidiary of the Company. He was the founder of Isotec, Inc., a company engaged in the design, manufacture and installation of access control portals for the security markets involving weapons detection and asset protection, personnel and material, control for federal and state government, financial institutions, and business/commercial applications.

     In 1992, Mr. Alexander founded T.D.I., Inc. and has been its President since that time. This company is engaged in sales and marketing of security products, consulting, fund raising, acquisition and mergers of established and start-up hi-technology firms. From 1992 through 1997, Mr. Alexander was general manager and chief operating officer of Zykronix, Inc., a company that designs and produces some of the world's smallest computers for the industrial and commercial markets. As chief operating officer of that company from 1995 through 1997, he was responsible for restructure of the organization and all business activities, including profit and loss statements, production, sales and marketing, contracts, materials, finance and administration. During 1997 and 1998, Mr. Alexander also was the managing broker and a consultant to Lafayette Century 21 Agency-Corp. Relocation and Marketing, located in Colorado, and from January 1993 to November 1995 was the director of corporate relocations for Moore and Company Realtors, located in Colorado.

(b)  Willis J. Kollars, Secretary/Director.

     Mr. Kollars, age 60, was appointed to the board of directors in September 2002. He is currently an administrative hearing officer with the U. S. Department of Agriculture, National Appeals Division, having served in that position for past fourteen years. Mr. Kollars conducts administrative law hearings for the Secretary of Agriculture and currently hears appeals of adverse decisions rendered by 13 of the 29 agencies under the Secretary of Agriculture. He is retired from the U. S. Navy where he served for 25 years as a paralegal in the Judge Advocate General Corps (JAG). While with JAG, Mr. Kollars helped found the paralegal community for the U.S. Navy, developed curriculum for the training of paralegals, and authored six textbooks for use in the development of paralegals in all branches of military service. Mr. Kollars is a member of the National Association of Administrative Law Judges.

(c)  Al Youngs, Director.

     Mr. Youngs, age 56, was elected to the board of directors at the annual meeting held on December 6, 2002. He was a division chief assigned to the Community Resource Division of the Lakewood, Colorado
Police Department, for which he served 32 years before retiring in November 2003. Prior to assuming this position, Mr. Youngs served as division chief in the Investigation Division, captain in the Intelligence and Information Management Divisions, and has held command positions in every division of Lakewood Police Department.
He has taught at the University of Colorado and is an adjunct professor at Metropolitan state College and the University of Phoenix. Mr. Youngs has a bachelor's degree in political science, a master's degree in public administration, a juris doctor degree, and is a graduate of the F.B.I. National Academy. He has been president of the Metropolitan Law Enforcement Association, was class president of the Penn State Polex class for police executives, and is the U.S. International Police Association representative to the Country of Argentina.

     During his career, Mr. Youngs has been selected Officer of the Month by the Green Mountain Kiwanis Club, received the Optimist International Law Enforcement Award, has been named to the Denver Post Hall of Fame, and in 1990 was inducted into the Lakewood Police Department Hall of Fame. He is a member of the Leadership Denver Board of Directors and recently served as class coordinator for the Harvard, Kennedy School of Government sponsored Senior Management Institute for Police. Mr. Youngs currently is a consultant for the Police Research Forum, United States Department of Justice, and a member of the IACP Investigative Commanders Committee and is a facilitator for Enlightened Leadership International. He served as the 2000 chairman of the board for the West Metro Drug Task Force and
is the current president of Police Futurists International.   Mr.
Youngs received the 2000 Lakewood Mayor's Award for special achievement. He was also nominated for his work in promoting cultural diversity within the community.

(d)  Thomas E. Ferneau, Chief Financial Officer/Director.

     Mr. Ferneau, age 55, was appointed to the board of directors on June 20, 2003. He is involved in the general practice of law; primarily counseling and planning for individuals and businesses in estate-trust, tax, insurance problems associated with probate, business, finance and other related areas. Mr. Ferneau is experienced in many aspects of agricultural and business finance; title examination, loan litigation, bankruptcy-creditor and debtor law. He is also experienced in analyzing financial statements and related data for financial institutions, both state and federal.

     From 1999 to the present, Mr. Ferneau has served on the board of directors of a Chinese joint venture between Beijing Tianping Inspection Company Limited and America China Agricultural Exchange Association; this is a joint venture tasked with helping to standardize and improve the state quality assurance testing laboratories. From 2002 to the present, he has served on the board of directors of South Star KFT, a Hungarian company that carries out import and export in Hungary and Eastern Europe. South Star is 80% owned by Agritrade, an import export company with an Eastern European base of which he has been president and a director from 2002 to the present; this is a widely held company. From 2002 to the present, Mr. Ferneau has served as president of Tarsus Trust Company, L.L.C.; purpose of the company is to consolidate the management of several offshore services. He has experience in Chinese law and has served since 2001 under a cooperative agreement with the Shanghai Jei Hau law firm.

     Mr. Ferneau holds both undergraduate and juris doctor degrees from the University of Nebraska, and is a member of the Nebraska and American Bar Associations. The Ferneau Law Office was originally established in 1892 and is one of the oldest continuing law practices in the State of Nebraska; he has been a solo practitioner since 1984.

Certain Relationships and Related Transactions.

     Other than as set forth below, during the past two years there have been no relationships, transactions, or proposed transactions to which the Registrant was or is to be a party, in which any of the directors, officers, or 5% or greater shareholders (or any immediate family thereof) had or is to have a direct or indirect material interest.

     (a) The Company has entered into an employment agreement with Mr. Alexander and issued shares under this agreement. This agreement is discussed under the Executive Compensation section.

     (b) In April 2002 and September 2002, the Company issued a total of 1,700,000 free trading shares of common stock to James
Golden (a former director) as compensation for serving as a director of the Company.

     (c) In September 2002, the Company issued 1,200,000 free trading shares of common stock each to Mr. Kollars and Gary Borglund (a former director) as compensation for serving as a director of the Company.

     (d) In July 2003, the Company issued 2,400,000 free trading shares of common stock to Mr. Ferneau as compensation for serving as a director of the Company.

     Certain of the officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they have an interest, hold an office, or serve on a board of directors. As a result, certain conflicts of interest may arise between the Company and its officers and directors. The Company will attempt to resolve such conflicts of interest in favor of the Company. The officers and directors are accountable to the Company and its shareholders as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling the Company's affairs. A shareholder may be able to institute legal action on behalf of the Company or on behalf of itself and other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts is in any manner prejudicial to the Company.

Compliance with Section 16(a) of the Exchange Act.

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of any class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and beneficial owners of more than 10% of any class of the Company's equity securities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company by reporting persons under Rule 16a-3(d) during its most recent fiscal year (2002) and Forms 5 and amendments thereto furnished to the Company with respect to that fiscal year, and any written representation from reporting persons, the Company is aware that the following required reports were not timely filed: (a) Form 3's for Messrs. Golden, David Forbes (a former director), Kollars and Youngs upon joining the board of directors in April 2002, June 2002, September 2002 and December 2002, respectively; (b) Form 5 for Mr. Alexander to report Form 4 transactions not previously reported: the acquisition of 15,000,000 shares from the Company in March 2002, as well as the acquisition of an additional total of 3,600,0000 shares in March, May, and August 2002; (c) Form 5 for Mr. Kollars to report a Form 4 transaction not previously reported: the acquisition of 1,200,000 shares from the Company in September 2002; (d) Form 5 for Mr. Golden to report Form 4 transactions not previously reported: the acquisition of 500,000 shares from the Company in April 2002 and 1,200,000 shares from the Company in September 2002; and (e) Form 5 for Paul Labarile (a former director) to report the sales of a total of 5,000,000 shares within the six month period following his resignation as a director in April 2002. All these reports have either been filed, or are in the process of being prepared for filing shortly. The Company is unaware that any other required reports were not timely filed.

Committees of the Board of Directors.

     The Company has a standing audit committee for purposes of the 2002 year-end audit and subsequent annual audits.

     For the fiscal year ended December 31, 2002, the audit committee reviewed and discussed the audited financial statements with management; discussed the matters required to be discussed with the independent auditors by SAS 61; and received the Independence Standards Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the SEC.

     The current audit committee, which is independent, consists of Messrs. Kollars and Ferneau. The audit committee has not adopted a written charter.

Meetings of the Board of Directors.

     During the fiscal year ended December 31, 2002, the total number of meetings of the board of directors held was twelve. None of the incumbent directors of the Company attended less than 75 percent of the total meetings. The board of directors also took action during that year by unanimous written consent on six occasions.

                         EXECUTIVE COMPENSATION

Summary Compensation Table



                           Annual compensation                      Long-term Compensation
                                                                 Awards           Payouts
Name and                                  Other           Restricted   Securities
principal                                 annual            stock     underlying      LTIP    All other
position       Year     Salary   Bonus   compensation     award(s)    options/SARs    payouts compensation
                          ($)     ($)       ($)             ($)           (#) (1)       ($)       ($)
  (a)           (b)       (c)     (d)       (e)             (f)           (g)           (h)       (i)

James H.
Alexander, CEO 2002     $32,500    -         -            $375,000    3,600,000          -         -
               2001     $32,300    -         -            $141,000    2,700,000          -         -
               2000     $32,500    -         -                -            -             -         -

Paul M.
Labarile
Secretary (1)  2002        -       -         -                -            -             -         -
               2001    $32,300     -         -            $141,000    2,700,000          -         -
               2000    $32,500     -         -                -            -             -         -


(1) Mr. Labarile resigned as a director and an office effective on April 15, 2002.

(2) All these options were exercised into the underlying shares during the 2003 fiscal year.

None of the other officers and directors of the Registrant have received compensation exceeding $100,000 during any of the last three fiscal years.

Employment Contract.

     On February 20, 2002, the Company entered into an employment agreement as amended on September 6, 2002, with Mr. Alexander for the term of three years. Under the terms of this agreement, the Company agrees to pay the following compensation:

     A fixed salary in the amount of $180,000 per year, paid consistent with the standard payroll practices of the Company in place, as may be adjusted from time-to-time by the board of directors in its discretion. The fixed salary is payable in cash or in Company common stock which has been registered on Form S-8. This salary is to be reviewed from time to time during the term of this agreement by the board of directors or any compensation and benefits committee of the board. In addition, Mr. Alexander is to be issued: (a) 14,400,000 shares of the Company's common stock pursuant to the terms of the Employee Stock Purchase Plan to be adopted by the Company and registered under a Form S-8. These shares shall vest in equal installments of 1,200,000 shares quarterly over the three-year term; and (b) 15,000,000 restricted shares of common stock. Also, Mr. Alexander, his dependents and beneficiaries are entitled to participate in any pension, profit sharing, medical reimbursement, insurance or other employee payment or benefit plan of the Company as may be in effect from time to time, subject to the participation standards and other terms thereof, to the same extent as other officers under the benefit practices of the Company. Finally, Mr. Alexander is entitled to receive 15% of the Company's net profits.

Other Compensation.

     (a) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the Registrant in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2002 provided for or contributed to by the Registrant.

     (b) No remuneration is proposed to be paid in the future directly or indirectly by the Registrant to any officer or director since there was no existing plan as of December 31, 2002 which provides for such payment, except for an employee stock incentive plan. The Registrant had granted options to purchase 18,600,000 shares of common stock pursuant to the 2002 Stock Compensation Plan during the fiscal year ended December 31, 2002.

                      INDEPENDENT PUBLIC ACCOUNTANTS

     Michael Johnson & Co., LLC of Denver, Colorado issued the report for the Company's audited financial statements for the fiscal years ended December 31, 2002 and December 31, 2001.

Audit Fees.

     The aggregate fees billed for each of the last two fiscal years for professional services rendered by Michael Johnson & Co., LLC for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB is: 2002:
$9,500; and 2001: $9,500.

Audit-Related Fees.

     The aggregate fees billed in each of the last two fiscal years for assurance and related services by Michael Johnson & Co., LLC that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under Audit Fees above is $0.

Tax Fees.

     The aggregate fees billed in each of the last two fiscal years for professional services rendered by Michael Johnson & Co., LLC for tax compliance, tax advice, and tax planning is $0.

All Other Fees.

     The aggregate fees billed in each of the last two fiscal years for products and services provided by Michael Johnson & Co., LLC, other than the services reported above, is $0.

     Representatives of Michael Johnson & Co., LLC are not expected to be present at the annual meeting. This firm will have the opportunity to make a statement if they desire to do so. Finally, representatives of this firm are not expected to be available to respond to appropriate questions.

     The Board of Directors has approved by resolution a proposal to retain Michael Johnson & Co., LLC for the fiscal year commencing on January 1, 2004. The Board of Directors of the Company recommends a vote FOR the retention of Michael Johnson & Co., LLC for the fiscal year then commencing.

                            OTHER BUSINESS

     As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed forms returned to the company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By order of the Board of Directors
December 19, 2003


/s/  Willis J. Kollars
Willis J. Kollars, Corporate Secretary


                                    P R O X Y
                          WORLD-AM COMMUNICATIONS, INC.
          Annual Meeting of Shareholders To Be Held January 30, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Willis J. Kollars as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at the Annual Meeting of Shareholders of World Am Communications, Inc. ("Company") to be held on January 30, 2004, as designated below, all of the common stock of the Company held of record by the undersigned on December 19, 2003, at the SPA Resort, 100 North Indian Canyon Drive, Palm Springs, California, at 10:00 p.m. (PST), for matters that properly may come before the meeting or any adjournment thereof.

1.  ELECTION OF DIRECTORS (circle one):

      FOR                                         WITHHOLD AUTHORITY
all nominees listed below               to vote for all nominees listed below

James Alexander

Willis J. Kollars

Al Youngs

Thomas E. Ferneau

2. TO APPROVE THE SELECTION OF MICHAEL JOHNSON & CO., L.L.C. AS THE COMPANY'S INDEPENDENT ACCOUNTING FIRM FOR THE FISCAL YEAR COMMENCING ON JANUARY 1, 2004 (circle one):

FOR                              AGAINST                              ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Company to be held on January 30, 2004 and the Proxy Statement of such meeting.


Dated: ______________, 2004
__________________________________________________
       (Signature of Shareholder)

Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.